Ivy Funds

Supplement dated July 6, 2018 to the

Ivy Funds Prospectus

dated January 31, 2018

as supplemented February 6, 2018, February 26, 2018, April 12, 2018, April 13, 2018, April 30, 2018, May 2, 2018, May 11, 2018 and May 21, 2018

Effective July 9, 2018, the following replaces the “Portfolio Manager” section for Ivy Crossover Credit Fund on page 26 (as supplemented April 13, 2018):

Portfolio Managers

Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Fund since April 2018; and Benjamin J. Esty, Vice President of IICO, has managed the Fund since July 2018.

Effective July 9, 2018, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Crossover Credit Fund” section on page 106 (as supplemented April 13, 2018):

Ivy Crossover Credit Fund: Mark G. Beischel, Susan K. Reagan and Benjamin J. Esty are primarily responsible for the day-to-day portfolio management of the Fund.

Effective July 9, 2018, the following is inserted as a new paragraph in the “The Management of the Funds — Portfolio Management — Ivy Crossover Credit Fund” section on page 106 (as supplemented April 13, 2018):

Mr. Esty has held his Fund responsibilities since July 2018. He is Vice President of IICO and Vice President of the Trust. Prior to joining IICO in 2018, Mr. Esty was a Partner and Portfolio Manager with Palmer Square Capital Management. He was a Partner with Eagle River Asset Management from 2010 to 2013. He earned a BA from University of Pennsylvania, with a double major in Economics and International Relations.

Supplement	Prospectus	1